Exhibit 99.2

Investor Presentation February 2021 A Leading FinTech Platform for the Everyday Consumer

1 Disclaimer This presentation (the “Presentation ”) is for information purposes only . This Presentation has been prepared to assist parties in making their own evaluation with respect to a proposed transaction (the “Transaction”) as contemplated by a definitive business combination agreement between FG New America Acquisition Corp . (“FGNA”) and Opportunity Financial, LLC (the “Company”) and for no other purpose . Certain information contained herein has been derived from sources prepared by third parties . While such information is believed to be reliable for the purposes used herein, neither FGNA nor the Company makes any representation or warranty with respect to the accuracy of such information . Trademarks and trade names referred to in this Presentation are the property of their respective owners . This Presentation does not constitute an offer to sell or the solicitation of an offer to purchase any securities of FGNA, the Company, or any other person . The information contained herein does not purport to be all - inclusive . This Presentation does not constitute investment, tax, or legal advice . No representation or warranty, express or implied, is or will be given by FGNA or the Company or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation or any other written, oral, or other communications transmitted or otherwise made available to any party in the course of its evaluation of the possible Transaction, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto . The information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material . FGNA and the Company disclaim any duty to update the information contained in this Presentation, which information is given only as of the date of this Presentation unless otherwise stated herein . Forward - Looking Statements This Presentation contains certain “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 , as amended (the “Securities Act”), and Section 21 E of the Securities Exchange Act of 1934 , as amended, including statements regarding FGNA and the Company and the potential Transaction between FGNA and the Company and their respective management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future . In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward - looking statements, but the absence of these words does not mean that a statement is not forward - looking . These forward - looking statements are based on FGNA’s and the Company’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events . We caution you that these forward - looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond FGNA’s and the Company’s control, that could cause the actual results to differ materially from the expected results if and when FGNA and the Company enter into a definitive agreement for a potential Transaction . Factors that may cause such differences include, but are not limited to : (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive business combination agreement (the “Agreement”) ; (2) the outcome of any legal proceedings that may be instituted against FGNA and OppFi following the announcement of the Agreement and the transactions contemplated therein ; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of FGNA, certain regulatory approvals or satisfy other conditions to closing in the Agreement, including with respect to the levels of FGNA stockholder redemptions ; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close ; (5) the impact of COVID - 19 on OppFi’s business and/or the ability of the parties to complete the proposed business combination ; (6) the inability to obtain or maintain the listing of the combined company’s shares of common stock on the New York Stock Exchange following the proposed business combination ; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination ; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees ; (9) costs related to the proposed business combination ; (10) changes in applicable laws or regulations ; (11) the possibility that OppFi or FGNA may be adversely affected by other economic, business, and/or competitive factors ; and (12) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed business combination, including those under “Risk Factors” therein, and in FGNA’s other filings with the United States Securities and Exchange Commission . The foregoing list of factors is not exclusive . You should not place undue reliance upon any forward - looking statements, which speak only as of the date made . FGNA and the Company do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based . Financial Statements The audit for the Company’s fiscal year end December 31 , 2020 financial results included in this presentation is underway, and the Company’s 2020 financial results are potentially subject to further adjustment . Investors are cautioned not place undue reliance upon these results . Non - GAAP Financial Measures Certain financial information and data contained this Presentation is unaudited and does not conform to Regulation S - X . Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any information or proxy statement, or prospectus or registration statement to be filed by FGNA with the SEC . Some of the financial information and data contained in this Presentation, such as Adjusted Net Income and CAGR and Margin thereof, and Adjusted EBITDA, Adjusted EBT and CAGR and Margin thereof, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”) . These non - GAAP measures of financial results are not GAAP measures of our financial results or liquidity and should not be considered as an alternative to net income (loss) as a measure of financial results, cash flows from operating activities as a measure of liquidity, or any other performance measure derived in accordance with GAAP . FGNA and the Company believe these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations . The Company’s management uses these non - GAAP measures for trend analyses and for budgeting and planning purposes . FGNA and the Company believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors . Management does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP . The principal limitation of these non - GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements . In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures . In order to compensate for these limitations, management presents non - GAAP financial measures in connection with GAAP results . You should review the Company’s audited financial statements, which will be included in any information or proxy statement, or prospectus or registration statement to be filed by FGNA with the SEC . A reconciliation for the Company’s 2017 through 2020 E non - GAAP financial measures to the most directly comparable GAAP financial measures is located in the Appendix pages 43 - 45 . A reconciliation of the 2021 P through 2023 P non - GAAP financial measures to the most directly comparable GAAP financial measures is not included in this Presentation, because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non - GAAP adjustments that are used to calculate these Non - GAAP financial measures . Projected Financial Information This Presentation contains financial forecasts, including with respect to the Company’s estimated and projected revenue, revenue growth, Adjusted Net Income, Adjusted EBT, Adjusted EBITDA, and CAGR and margins with respect to Adjusted Net Income and Adjusted EBITDA . Neither the Company’s certified public accountant (“CPA”) nor the independent registered public accounting firm of FGNA or the Company, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation . These projections should not be relied upon as being necessarily indicative of future results . Any estimates, forecasts or projections set forth in the Presentation have been prepared by FGNA and the Company in good faith on a basis believed to be reasonable . Such estimates, forecasts and projections involve significant elements of subjective judgment and analysis and reflect numerous judgments, estimates and assumptions that are inherently uncertain in prospective financial information of any kind . As such, no representation can be made as to the attainability of such estimates, forecasts and projections . The recipient is cautioned that such estimates, forecasts or projections have not been audited and have not been prepared in conformity with GAAP . The estimates, forecasts and projections included in this Presentation are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, which include, but are not limited to, those mentioned in the prior paragraphs under the caption “Forward - Looking Statements . ” The recipient therefore should not rely on the estimates, forecasts or projections contained in the Presentation . No Offer or Solicitation This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction . This presentation shall also not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful . No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act . Website This Presentation contains reproductions and references to the Company’s website and mobile content . The contents of the website and mobile content are not incorporated into this Presentation . Any references to URLs for the websites are intended to be inactive textual references only .

2 Table of Contents Intro To OppFi 5 Key Investment Highlights 16 Delivery Model & Product 26 Financial Performance 34 Benchmarking & Valuation 38 Appendix 41

FG New America Acquisition Corp

OppFi: Investment Thesis

- ✓ FinTech with Exponential Growth
- ✓ Massive Underserved Addressable Market
- ✓ Proprietary AI Underwriting Technology
- ✓ Strong Senior Management Team
- ✓ Industry Consolidation Opportunity
- ✓ Large Free Cash Flow Generation
- ✓ Devotion to Customer Service with NPS of 84

FG New America Team



Joe Moglia, Chairman

- Retired Chairman and CEO of TD Ameritrade and former executive at Merrill Lynch
- Grew TD Ameritrade from $700 million market cap to $20 billion+ market cap and sold to Charles Schwab
- Chair of Athletics and Former Head Football Coach at Coastal Carolina University
- Co-Founder of Fundamental Global (FG)



Larry Swets, CEO

- Founded Itasca Financial and sold to Kingsway Financial Services, where he became CEO
- SPAC Merchant Banker with public company executive and board experience including GreenFirst Forest Products, FG Financial Group and Limbach Holdings



Kyle Cerminara, President

- Co-Founder and CEO of Fundamental Global (FG)
- Former Buyside at T. Rowe Price, Point72 and Highside
- *Institutional Investor Magazine* Best of Buyside for Financial Sector (2006)

OppFi

3

Transaction Overview

Transaction Overview

- Implied pro forma fully diluted equity value of $803.0mm[1]; implied enterprise value of $909.4mm[2]
- Transaction multiples:
    - Equity Value / Adj. Net Income: 12.2x (2021P), 9.1x (2022P)[1,3,4]
    - Enterprise Value / Adj. EBITDA: 6.9x (2021P), 5.0x (2022P)[1,3,5]
- Transaction expected to be fully funded through cash in trust with net proceeds going to pay cash consideration to existing OppFi shareholders[6]
- Current owners will initially retain ~62% ownership in public OppFi[6]
- The transaction is expected to close in Q2 2021

Pro Forma Ownership[1,6]



8%
30%
62%
Seller Rollover
SPAC Investors
FGNA Sponsor

1. Assumes no redemptions and excludes any impact of excess working capital at close
2. Includes net debt of $106.4mm
3. 2021P projections exclude potential impact of additional government stimulus
4. Adj. Net Income represents Adj. EBT tax-affected at 25% assumed tax rate. Pro forma for fair market value accounting and includes anticipated recurring public company costs
5. Adj. EBITDA pro forma for fair market value accounting and includes anticipated recurring public company costs
6. Assumes a share price of $10.00. Ownership excludes dilutive impact of ~5.6 million Sponsor warrants struck at $11.50 and $15.00, ~11.9 million Public Warrants struck at $11.50 and 25.5 million seller earnout shares released at share price hurdles of $12.00, $13.00 and $14.00

4

OppFi

5 Introduction to OppFi A platform that puts you in control

6 6 Management Jared Kaplan OppFi, CEO Shiven Shah OppFi, CFO 7 - Time Executive

7 7 We facilitate financial inclusion and credit access to the 60 million Everyday Consumers who lack access to traditional credit through best available products and an unwavering commitment to our customers Meet OppFi

8 Many Americans Lack Savings and Credit Access 8 of 10 Americans live paycheck to paycheck 1 58% of Americans have less than $1,000 in savings 2 60 million Americans lack access to credit 3 1. Friedman, Zack. "78% Of Workers Live Paycheck To Paycheck.“ Forbes.com, January 11, 2019 2. Elkins, Kathleen. “Here’s how much money Americans have in their savings accounts.” CNBC.com, Sept 13, 2017 3. Hamdani, Kausar, et al. “UNEQUAL ACCESS TO CREDIT The Hidden Impact of Credit Constraints.” NewYorkFed.org, 2019

9 9 Consumers x 5 minute application process x Instant access to fair, transparent credit x Opportunity to build financial health x Best - in - class mobile acquisition x Alternative data underwriting algorithms x Industry - leading customer service Banks Value to Bank Partners Value to Customers OppFi’s 100% Digital Solution Powers Banks to Deliver Credit Access to the Everyday Consumer Best - In - Class Financial Technology Platform

The Digital Financial Service Destination for the Everyday Consumer

Our platform leverages proprietary technology and human interaction to best serve the Everyday Consumer

OppFi



- ✓ Digitally enabled lending platform
- ✓ Best-in-class customer experience
- ✓ Real-time data analytics powered by AI
- ✓ ~75% of decisions are automated
- ✓ Diverse marketing strategy
- ✓ Experienced FinTech Management

Launched December 2020

Payroll Deduction Lending

SALARYTAP

Powered by OppFi

Planned Launch in H2 2021

Credit Cards



OppFi Card

Potential Future OppFi Products and Current Market Participants

Near Prime Lending

Upstart

Point of Sale Lending

affirm Katapult

Mobile Banking & Debit

chime

Mortgage

loanDepot ROCKET guaranteedRate

10

OppFi

Key Company Highlights

Consistent Growth
100%+ 5 year Revenue CAGR[1]

Strong Profitability
Projected Adj. Net Income of ~$66mm in 2021 and ~$88mm in 2022[2]

Significant Scale
Facilitated $2.3+ billion in issuance covering 1.5+ million loans

Robust Customer Demand
More than 2.5 million applications annually, of which 80% are mobile generated

Leading Proprietary Credit & Technology Platform
Real-time AI drives automation for ~75% of decisions

Exceptional Customer Satisfaction
Net Promoter Score of 84; 10,000+ online customer reviews with 4.9 / 5.0 average rating

1. 2015 – 2020
2. Adj. Net Income represents Adj. EBT tax-affected at 25% assumed tax rate. Pro forma for conversion for fair market value accounting. Includes anticipated recurring public company costs. 2021P projections exclude potential impact of additional government stimulus

11

OppFi

12 Customers Praise OppFi “You gave me a chance when no one else would” “The entire process was a breeze ” “Terms were very reasonable ...and transparent ” “ No penalties for early payoff” Accredited Business Unrivaled Customer Satisfaction Regardless of Credit Band 1 1 1 1. As of 1/11/21 12

13 Employees are Highly - Satisfied Impressive Growth 2016 2017 2018 2019 2020 #445 #219 #340 #321 #539 Building a Tremendous Employee Culture 2018 & 2019 Best Places to Work 2019 Best Places to Work Chicago 2018 Best Places to Work 2018 Top Chicago Workplace 13

14 Platform with Proven Ability to Scale Profitably Revenue 1 Adj. EBITDA 1,2 Adj. Net Income 1,3 Note: Reconciliation of non - GAAP to GAAP financials for 2017 through 2020E located in Appendix pages 43 - 45 1. 2021P projections exclude potential impact of additional government stimulus 2. Adj. EBITDA pro forma for fair market value accounting. 2021P – 2023P include anticipated recurring public company costs 3. Adj. Net Income represents Adj. EBT tax - affected at assumed tax rate of 25%. Pro forma for fair market value accounting. 2021P – 2023P include anticipated recurring public company costs ($ in millions) Margin 31% 3 9% 36% 31% 32% 28% 29% Margin 16% 21% 20% 17% 16% 13% 15% 52% ’17A - ’23P Revenue CAGR 50% ’17A - ’23P Adj. EBITDA CAGR 50% ’17A - ’23P Adj. Net Income CAGR $70 $134 $268 $323 $418 $656 $875 - $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 $900.0 $1,000.0 '17A '18A '19A '20E '21P '22P '23P $22 $52 $97 $99 $132 $182 $254 - $50 $100 $150 $200 $250 $300 '17A '18A '19A '20E '21P '22P '23P

15 On Track to Become the Digital Financial Service Destination for the Everyday Consumer Unique Customers (Customers in 000s) Unique customer base growing at 82% CAGR since Q1 2017 51% YoY Growth Note: Cumulative number of unique customers on the OppFi platform 63 78 93 110 124 155 192 233 261 311 377 445 491 509 547 594 899 2017 Q1 2017 Q2 2017 Q3 2017 Q4 2018 Q1 2018 Q2 2018 Q3 2018 Q4 2019 Q1 2019 Q2 2019 Q3 2019 Q4 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2021P

16 Key Investment Highlights

17 17 Key Investment Highlights Best - in - Class Customer Experience Exceptional Unit Economics Expanding Ecosystem of New Products and Services Experienced FinTech Management Team Vast, Underserved Market Opportunity Scalable and Diversified Marketing Platform Proprietary AI - Powered Credit Decisioning Algorithms

18 Vast, Underserved Market Opportunity 1 1. US Census Bureau 2. Hamdani, Kausar, et al. “UNEQUAL ACCESS TO CREDIT The Hidden Impact of Credit Constraints.” NewYorkFed.org, 2019 3. Assumes $1,500 installment loan issued principal ~$27 billion 3 Potential Annual Loan Originations U.S. Population Estimate ~330 million 1 Target Credit Population ~60 million 2 Qualified Market (at 30%) ~18 million Adult Population ~255 million 1 Implies Current Penetration of <1%

19 104,493 281,256 518,111 509,833 $103 $79 $71 $60 ($50) ($30) ($10) $10 $30 $50 $70 $90 $110 $130 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 900,000 1,000,000 2017 2018 2019 2020 Total Funded Loans Average mCPF 100% Digital, Scalable & Proprietary Diversified Marketing Platform Diverse Marketing Strategy 2 1. Represents SEO, Email Marketing, Customer Referrals, Strategic Partnerships and Other 2. Represents marketing cost per funded loan for new and refinance loans Decreasing Cost Per Funded Loan Over Time Substantial shift away from Direct Mail towards lower cost Non - Direct Mail 1 2 43.4% 23.9% 18.4% 15.9% 56.6% 76.1% 81.6% 84.1% -10.0% 10.0% 30.0% 50.0% 70.0% 90.0% 110.0% 2017 2018 2019 2020 Direct Mail Non-Direct Mail Marketing Partners …plus 50+ others

20 Proprietary AI Powered, Credit Decisioning Algorithms… 3 Our proprietary algorithms look beyond credit score to instantly identify borrowers who have the ability and willingness to repay ~75% of Decisions are Automated

21 …Supported by Modern and Leverageable Technology Stack 3 Microservice Infrastructure Modern Data Warehouse Machine Learning Real - time Data & Analytics Continuous A/B Testing Bank Verification Income Verification $18 Million in 2020 Technology Spend 1 1. Technology spend represents cash expense of full time employees and vendor spend

22 Best - in - Class Customer Experience 4 OppFi is the market leader in customer satisfaction regardless of credit band, and compares favorably against iconic brands recognized for their superior customer satisfaction ratings Market Leading Net Promoter Score 1 1. Satmetrix 2020 Consumer Survey 2. As of 1/11/21 2 Recognized By Leading Customer Quality Indicators Banking Average 84 76 71 70 67 57 36 2 2

23 ($692) ($200) ($138) ($92) $1,657 $535 ($100) $100 $300 $500 $700 $900 $1,100 $1,300 $1,500 $1,700 Revenue Realized Net Writeoffs Acquisition Cost Servicing Cost Interest Expense Lifetime Contribution Exceptional Unit Economics 5 Illustrative Lifetime Value of a Customer MOIC ~2.0x Note: Customer average length is 2.5 loans, with ~11 month weighted average life. ~75% of lifetime contribution occurs after the first loan 1. Revenue realized based on amortization schedule adjusted for prepay (lost interest income) and refinancing 2. Represents write - offs net of recoveries assuming ~40% of revenue realized is written - off 3. Assumes $200 cost per funded loan (CPF) on new loans; refinance loans incur no acquisition cost 4. Includes customer center personnel costs (servicing and origination), underwriting and bank processing fees 5. Represents interest expense paid by Company on debt - financed loan portion (82% of original loan) 6. Represents pre - tax income per new loan origination 1 2 3 4 5 6

24 Expanding Ecosystem of New Products and Services 6 We are leveraging our platform to become a premier financial services destination for the Everyday Consumer Near Prime Lending Payroll Deduction Lending Powered by OppFi Launched December 2020 Credit Card Planned Launch in H2 2021 OppFi Card Gateway opportunity to expanding core customer set, engaging already - built competencies Mobile Banking & Debit Point of Sale Lending Mortgage Potential Future OppFi Products and Current Market Participants

7 Experienced FinTech Management Team



Jared Kaplan, *President & CEO*
- Joined OppFi in 2015
- Previously, Co-Founder and EVP of Insureon
- Led financial technology investing at Accretive, LLC, a private equity firm
- Former Investment Banker at Goldman Sachs & Co. in TMT



Shiven Shah, *Chief Financial Officer*
- Joined OppFi in 2017
- Previously CFO for ABN AMRO Clearing Group
- Former Head of Finance for Chicago based prop trading group, Peak6
- Held various Finance positions at Citigroup



Karishma Patel Buford, *Chief People Officer*
- Joined OppFi in 2019
- Over 12 years of leadership experience in human resources and talent management
- Previously Head of Global Talent Management at Groupon



John O'Reilly, *Chief Marketing Officer*
- Joined OppFi in 2016
- Previously consulted for Agora as interim CMO, and prior to that was SVP Marketing at OptionsHouse
- Prior marketing roles at companies include Navistar, FTD.com, and Chicago Tribune



Chris McKay, *Chief Credit Officer*
- Joined OppFi in 2013
- Most recently at Capital One, where he managed Credit Card Analytics for twelve retail partner products
- Held management roles in both the Auto Finance and Credit Card Divisions at HSBC North America



Todd Schwartz, *Founder and Chairman*
- Founded OppFi in 2012
- Managing Principal at the Schwartz Capital Group
- Partner at Strand Equity
- Founder and CEO of Beach Coast Properties



Sal Hazday, *Chief Operating Officer*
- Joined OppFi in 2017
- Formerly SVP/GM Small Business Services at ADP in addition to various other leadership positions
- Held various leadership roles at Office Depot, Adjoined Consulting and Accenture



Stacee Hasenbalg, *Chief Compliance Officer*
- Joined OppFi in 2018
- Over 20 years in banking and financial services including: General Counsel and CCO at Beyond Finance, CCO and BSA Officer at Avant Credit, Associate General Counsel & US Regulatory Liaison at BMO



Yuri Ter-Saakyants, *Chief Technology Officer*
- Joined OppFi in 2020
- Founding CTO of Insureon where he spent 9+ years building pioneer insuretech B2C, B2B, and B2B2C platforms
- Previously held various leadership roles including SVP Technology at MediaOcean



Marv Gurevich, *General Counsel*
- Joined OppFi in 2017
- Held senior legal positions at Enova, Avant, Liberty Lending and Beyond Finance
- Prior to that had business roles at Deutsche Bank and Bank of New York

25

OppFi

26 Delivery Model & Product

27 OppFi customers can use proceeds for any unexpected expense , not just durable goods We Serve the Median U.S. Consumer Typical Customer is the Everyday Consumer • Thick File • Median Income • Employed • Bank Account • >30 Years Old • Educated • No Savings Car Trouble Medical Housing Family Education

28 Typical Customer Journey Graduate to Mainstream Credit • Provide pathway to lower cost, more mainstream products over time, such as Payroll Deduction Loans and Credit Cards “Turn Up” Process • Perform diligent search on customers’ behalf for sub - 36% APR • 92% of the time no offers of credit returned Servicing & Repayment • Deliver Zappos - like customer happiness Customer Applies Online • 80% Mobile • Typically facing a financial emergency Rebuilding Financial Health • Reward customers with better pricing over time • Offer Financial Education through programs such as OppU Approval & Funding • In most cases, instant decisions with next day funding OppFi offers customers a transparent pathway to building credit without trapping them in a cycle of debt

29 ~17,000% ~235% - 330% ~200% ~130% 30% - 160% 0% 200% 400% 600% 800% 1000% 1200% Bank Overdraft Payday & Title Loans LTO Earned Wage Access • Simple interest, amortizing installment loans with no balloon payments • No origination fees • No late fees • No NSF fees • No prepayment penalties • Report to the 3 major credit bureaus • Work compassionately with customers who require payment plan modification Superior Value Proposition Best product available Underbanked Option APRs Traditionally, financing options for the underbanked have been limited, with exorbitant interest rates and poor customer service A Cheaper, Better Product for Non - Prime Average Loan Amount ~$1,500 Average Term ~11 Months 1 1. Assumes $200 amount financed with $5 finance charge 7 days between the advance and employee’s regularly scheduled paydate

30 30 Our Installment Product: Attractive Alternative to LTO Lease - to - Own Providers Installment Financing Affordable monthly payments x x Transparent Pricing Cost of loan known up front No fees x Financing Options Ability to finance anything Not limited to durable goods x Builds Customer Loyalty Loyalty not tied to merchant x Credit Building Features Reporting to 3 major credit bureaus Diligent search to secure mainstream financial product Improved pricing with repayment x

31 Freshman: Spending Junior: Credit Sophomore: Budget & Saving Senior: Debt & Loans OppU, OppFi’s Financial Education Platform • An innovative education program offered that reinforces positive credit behavior • Free, standards - aligned courses • Teach financial literacy in a way that’s fun, practical, and easy to understand • Perfect for K - 12, college students and adults At OppU , you learn to take control of your money

32 Why Salary Tap? Facilitate credit access at lower rates through payroll deduction • New payroll verification technologies make it easier to verify income, employment and secure repayment through deduction • Results in larger, lower priced loans for consumers with strong unit economics for banks and lending platforms • Can be sold direct, through employers or through financial wellness brokers

33 Our understanding of the Everyday Consumer makes OppFi a natural entrant to the credit card market Why the OppFi Credit Card? • Graduation product for OppFi customers • Ability to move up market nationally • Can grab market share with higher limits, lower fees, mobile optimized user experience, outstanding customer service and rewards • Virtual card with immediate issuance serves as potential foray into Point of Sale • Opportunity to build financial health

34 Financial Performance

35 Summary Financial Projections: Income Statement ($ in millions) 2017A 2018A 2019A 2020E 2021P 1 2022P 2023P Revenue $70 $134 $268 $323 $418 $656 $875 Adj. EBITDA 2 22 52 97 99 132 182 254 Adj. Net Income 3 $11 $28 $53 $53 $66 $88 $127 Key Metrics Revenue Growth 150% 92% 100% 20% 30% 57% 33% Adj. EBITDA Margin 31% 39% 36% 31% 32% 28% 29% Adj. Net Income Margin 16% 21% 20% 17% 16% 13% 15% Note: Reconciliation of non - GAAP to GAAP financials for 2017 through 2020E located in Appendix pages 43 - 45 1. 2021P projections exclude potential impact of additional government stimulus 2. Adj. EBITDA presented pro forma for fair market value accounting. 2021P – 2023P include anticipated recurring public company cos ts 3. Adj. Net Income represents Adj. EBT tax - affected at assumed tax rate of 25%. Pro forma for fair market value accounting. 2021P – 2023P include anticipated recurring public company costs

36 $164 $282 $276 $510 $800 $1,145 0 200 400 600 800 1000 1200 2018A 2019A 2020E 2021P 2022P 2023P Credit Card Salary Tap Installment Loans Growth Strategy and Drivers • Assumed return to pre - COVID demand • Improved conversion rate optimization of acquisition funnel • Operational leverage driven by technology gains in automation and productivity • Stable credit • Employer adoption of financial wellness • Maturation of instant payroll verification and allotment tools • Extension of customer loyalty to graduation product • Potential disruption of large market where current players lack in mobile acquisition and user experience, offer low limit products with high fees as % of principal, and provide poor customer service ($ in millions) 34% ’18A - ’23P CAGR 195% ’21P - ‘23P Growth 102% ’21P - ‘23P Growth Potential for Continued Growth in Receivables 1. 2021P projections exclude potential impact of additional government stimulus 1

37 Capital Management • Available cash of $100 million • Total committed credit facilities of $470 million including $50M of additional corporate debt • Utilization at 12/31/2020 estimated at 29% Ample debt capacity to fund future growth without equity • Continue growth in installment business funded through existing credit facilities and free cash flow generation • Ramp Payroll Deduction and Credit Cards offerings • Launch adjacent products in near - prime lending (i.e., mortgages, digital banking) • Opportunistic acquisitions of complementary businesses Estimated 2020 Year - End Liquidity Future Capital Allocation Strategy

38 Benchmarking & Valuation

39 36% 94% 113% 8% 22% 23% 46% (32%) (40%) (20%) 0% 20% 40% 60% 80% 100% 120% 140% 43% 79% 92% 77% 54% 13% 19% 20% 47% 38% 61% 55% 67% (19%) (40%) (20%) 0% 20% 40% 60% 80% 100% 120% Trading Comparables – Attractive Financial Profile Source: Company Filings, Wall Street Research. Market data as of 2/5/21 Note: Projections represent mean Thomson consensus estimates 1. Adj. EBITDA pro forma for fair market value accounting. 2021P and 2022P Adj. EBITDA include anticipated recurring public comp any costs 2. Forward estimates for Affirm unavailable at time of presentation. CAGRs shown using Revenue and EBITDA values for the period fis cal year ended 6/30/19 through 9/30/20 N/A N/A Average: 52% Average: 7% Point of Sale Lenders Consumer Disruptors 2 1 N/A N/A N/A N/A Average: 50% Average: 42% 2020E – 2022P EBITDA CAGR 2020E – 2022P Revenue CAGR

40 12.2x 38.3x 15.2x 41.1x 11.3x 9.1x 19.0x 13.8x 33.3x 46.9x 12.5x 0.0x 10.0x 20.0x 30.0x 40.0x 50.0x 60.0x OppLoans Katapult Affirm Sezzle Afterpay Progressive Leasing Repay Paypal Upstart Lemonade Metromile Sofi Root Rocket Trading Comparables – Exceptional Entry Valuation Source: Company Filings, Wall Street Research. Market data as of 2/5/21 Note: Enterprise Value includes corporate and operational debt and excludes debt and cash attributable to VIEs. Projections r epr esent mean Thomson consensus estimates. Averages exclude >50.0x multiples 1. Adj. EBITDA and Adj. Net Income pro forma for fair market value accounting and include anticipated recurring public company c ost s. 2021P projections exclude potential impact of government stimulus 2. Equity value based on FSRV closing share price multiplied by pro forma fully - diluted shares outstanding of 96.2mm plus in - the - mo ney earnout shares of 9mm & in - the - money warrants of 3.1mm (using TSM). Based on company investor presentation dated 12/18/20 3. Pro forma for $440mm convertible note issuance, $130mm equity offering, pay down of outstanding senior secured term loan and acq uisition of CPS Payment Services for $78mm in cash 4. Equity value based on INAQ closing share price multiplied by pro forma fully - diluted shares outstanding of 97.2mm plus in - the - mo ney earnout shares of 10mm & in - the - money warrants of 2.3mm (using TSM). Based on company investor presentation dated 11/24/20 5. Equity value based on IPOE closing share price multiplied by pro forma fully - diluted shares outstanding of 865mm plus in - the - mon ey warrants of 11.1mm (using TSM). Based on company investor presentation dated 1/8/21 N/A Negative EBITDA >50.0x Negative EBITDA N/A Negative NI Negative NI N/A >50.0x >50.0x >50.0x >50.0x 2021P Average: 26.9x 2022P Average: 19.9x 2021P Average: 31.6x 2022P Average: 28.2x 2021P Average: 12.1x 2022P Average: 13.7x 2021P Average: 11.3x 2022P Average: 12.5x >50.0x Point of Sale Lenders Consumer Disruptors >50.0x >50.0x N/A Negative NI 2 4 5 Negative NI >50.0x >50.0x Negative EBITDA >50.0x >50.0x 1 6.9x 26.2x 10.1x 28.9x 42.5x 12.1x 5.0x 12.1x 8.9x 24.1x 34.6x 13.7x 0.0x 10.0x 20.0x 30.0x 40.0x 50.0x 60.0x 70.0x OppLoans Katapult Affirm Sezzle Afterpay Progressive Leasing Repay Paypal Upstart Lemonade Metromile Sofi Root Rocket 3 EV/2021P EBITDA EV/2022P EBITDA Price/2021P EPS Price/2022P EPS

41 Appendix

Transaction Overview

Sources & Uses ($mm)

Cash in Trust[1]	$243
Seller Rollover	$500
Excess Cash From Balance Sheet	$16
Total Sources	**$759**
Seller Rollover	$500
Proceeds to Selling Shareholders[1]	$243
Estimated Transaction Expenses	$16
Total Uses	**$759**

Pro Forma Ownership[1,2,4]



8%
30%
62%
Seller Rollover
SPAC Investors
FGNA Sponsor

- Pro forma fully diluted equity value of $803.0mm, 12.2x multiple of 2021P Adj. Net Income or 9.1x multiple of 2022P Adj. Net Income[3,8]
- Current owners will retain ~62% ownership in public OppFi[1,2,4]
- The transaction is expected to close in Q2 2021

Pro Forma Valuation ($mm)

Share Price	$10.00
x Pro Forma Shares Outstanding[1,2]	80.300
Pro Forma Equity Value	**$803**
+ Net Debt[5]	106
Implied Enterprise Value	**$909**

Multiples[6,7]

Equity Value / 2021P Adj. Net Income[8]	*12.2x*
Equity Value / 2022P Adj. Net Income	*9.1x*
TEV / 2021P Adj. EBITDA[8]	*6.9x*
TEV / 2022P Adj. EBITDA	*5.0x*

1. Assumes no redemptions
2. Excludes any impact of excess working capital at close
3. Adj. Net Income represents Adj. EBT tax-affected at 25% assumed tax rate. Pro forma for fair market value accounting and includes anticipated recurring public company costs
4. Assumes a share price of $10.00. Ownership excludes dilutive impact of ~5.6 million Sponsor warrants struck at $11.50 and $15.00, ~11.9 million Public Warrants struck at $11.50 and 25.5 million seller earnout shares released at share price hurdles of $12.00, $13.00 and $14.00.
5. As of 12/31/20. Pro forma for estimated transaction expenses
6. 2021P Adj. Net Income of $66.0mm based on pre-tax income of $88.0mm and assumed tax rate of 25%; 2022P Adj. Net Income of $87.8mm based on pre-tax income of $117.1mm and assumed tax rate of 25%
7. TEV / Adj. EBITDA multiples based on 2021P and 2022P Adj. EBITDA of $132.0mm and $182.0mm, respectively. Adj. EBITDA pro forma for fair market value accounting and includes anticipated recurring public company costs
8. 2021P projections exclude potential impact of additional government stimulus

42

OppFi

43 OppFi Current Audited Financials EBT to Fair Market Value EBT Reconciliation ($ in millions) 2017A 2018A 2019A 2020E Current Audited Financials EBT 1 $3 $10 $33 $79 Loan Loss Reserve Adjustment 7 19 26 1 Capitalization Adjustment (1) (6) (8) 5 Increase / (Decrease) in FMV 5 14 18 (17) Pro Forma Fair Market Value EBT 2 $13 $36 $68 $68 Taxes 3 (3) (9) (17) (17) Pro Forma Fair Market Value Net Income $10 $27 $51 $51 Note: Excludes transaction expenses 1. Represents Net Income as reported in audited financial statements, as the Company does not have tax liability under current L LC pass - through structure 2. The Company is transitioning from an expected credit loss application to a fair market value application acceptable under US GAA P. Historically under the expected credit loss application, the Company has reserved for life losses due to the short duration of receivables 3. Assumes tax rate of 25%

44 OppFi Current Audited Financials EBT to Adjusted EBT Reconciliation ($ in millions) 2017A 2018A 2019A 2020E Current Audited Financials EBT 1 $3 $10 $33 $79 Recruiting Fees, Severance & Relocation 0.2 0.3 0.3 0.1 Amortization of Debt Transaction Costs 0.5 0.6 1.8 1.9 Other Addback and One - Time Expenses 2 1.1 0.6 0.5 1.1 Current Audited Financials Adj. EBT $4 $11 $36 $82 Taxes 3 (1) (3) (9) (20) Current Audited Financials Adj. Net Income $3 $8 $27 $61 Note: Excludes transaction expenses 1. Represents Net Income as reported in audited financial statements, as the Company does not have tax liability under current L LC pass - through structure 2. Includes one time implementation fees, stock compensation expenses, IPO readiness costs and management fees 3. Assumes tax rate of 25%

45 OppFi Fair Market Value EBT to Fair Market Value Adj. EBT and EBITDA Reconciliation ($ in millions) 2017A 2018A 2019A 2020E Pro Forma Fair Market Value EBT $13 $36 $68 $68 Recruiting Fees, Severance & Relocation 0.2 0.3 0.3 0.1 Amortization of Debt Transaction Costs 0.5 0.6 1.8 1.9 Other Addback and One - Time Expenses 1 1.1 0.6 0.5 1.1 Pro Forma Fair Market Value Adj. EBT $15 $37 $71 $71 Taxes 2 (4) (9) (18) (18) Pro Forma Fair Market Value Adj. Net Income $11 $28 $53 $53 Taxes 2 4 9 18 18 Depreciation and Amortization 1 2 4 7 Interest Expense 6 12 21 19 Business (Non - income) Taxes -- 0.3 1 2 Pro Forma Fair Market Value Adj. EBITDA $22 $52 $97 $99 Note: Excludes transaction expenses 1. Includes one time implementation fees, stock compensation expenses, IPO readiness costs and management fees 2. Assumes tax rate of 25%